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                                                               EXHIBIT 10.38 (k)


                   ELEVENTH AMENDMENT AND WAIVER TO AMENDED

                         AND RESTATED CREDIT AGREEMENT
                         -----------------------------

     ELEVENTH AMENDMENT AND WAIVER, dated as of August 10, 2001 (this "Amendment"), to the Amended and Restated Credit Agreement referred to below by
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and among GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation
("Lender"), and BUTLER SERVICE GROUP, INC., a New Jersey corporation
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("Borrower"), BUTLER INTERNATIONAL, INC., a Maryland corporation ("Parent"), and
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the "Subsidiaries" signatory hereto.

                              W I T N E S S E T H
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     WHEREAS, Lender and Borrower are parties to that certain Amended and
Restated Credit Agreement, dated as of November 7, 1997 (as amended, supplemented or otherwise modified prior to the date hereof, the "Credit
                                                                  ------
Agreement"); and
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     WHEREAS, Lender has agreed to amend the Credit Agreement and to waive the violation of the Fixed Charge Coverage Ratio and Interest Coverage Ratio covenants contained in the Credit Agreement in the manner, and on the terms and conditions, provided for herein.

     NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree as follows:

          1.   Definitions. Capitalized terms not otherwise defined herein shall
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have the meanings ascribed to them in the Credit Agreement.

          2.   Amendments.
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               A.   Amendment to Section 7.1(n). The word "or" after the
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semicolon in Section 7.1(n) of the Credit Agreement is hereby deleted as of the
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Amendment Effective Date.

               B.   Amendment to Section 7.1(o). The period in Section 7.1(o) of
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the Credit Agreement is hereby deleted as of the Amendment Effective Date and ";
or" is inserted in lieu thereof.

               C.   Amendment to add Section 7.1(p). The following new
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sub-paragraph is hereby inserted after Section 7.1(o) of the Credit Agreement:
                                       --------------
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          "(p) the failure of Borrower to obtain 30 days prior to the expiration of the Collateral Letter of Credit a replacement letter of credit, which letter of credit shall be in form and substance acceptable to Lender in its discretion."

               D.   Amendment to Annex A. The definition of "Borrowing Base" in
                    --------------------
Annex A to the Credit Agreement is hereby deleted in its entirety and the
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following is inserted in lieu thereof:

          "'Borrowing Base' means on any date of determination thereof, an
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          amount equal to the sum of (A) eighty-five percent (85%) of Eligible
          Accounts, (B) seventy-five percent (75%) of Eligible Pending Accounts Receivable and Fixed Contract Accounts Receivable (up to the maximum amount of $17,000,000 in the aggregate), (C) forty percent (40%) of Eligible Inventory (valued on a first in, first out basis) (up to the maximum amount of $2,000,000 in the aggregate), and (D) one hundred percent (100%) of the undrawn amount of the Collateral Letter of Credit."

                 (i) The following new definition is hereby inserted in its alphabetical order in Annex A to the Credit Agreement:
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          "'Collateral Letter of Credit' shall mean that certain standby letter
            ---------------------------
          of credit, number 7405556, issued by Bank of America, N.A. in favor of Lender or any other replacement or substitute letter(s) of credit issued favor of Lender by an issuing bank acceptable to Lender."

          3.   Waiver. Lender hereby waives as of the Amendment Effective Date
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all Events of Default under Section 8.1(b) of the Credit Agreement solely
                            --------------
arising out of the failure of the Parent and its Subsidiaries to maintain, on a consolidated basis, the minimum Fixed Charge Coverage Ratio and the minimum Interest Coverage Ratio required by Section 6.2(r) of the Credit Agreement and
                                    --------------
paragraph (c) and paragraph (d), respectively, of Schedule 6.2(r) to the Credit
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Agreement for the Fiscal Quarter ended June 30, 2001. Lender hereby waives as of the Amendment Effective Date all Events of Default under Section 2.1(a)(vi) of
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the Credit Agreement solely arising out of the failure of Borrower to comply with the requirement that Overadvances not exceed $3,000,000 in the aggregate at any time.

          4.   Representations and Warranties. To induce Lender to enter into
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this Amendment, Borrower and each Guarantor hereby represents and warrants that:

               A. The execution, delivery and performance of this Amendment and the performance of the Credit Agreement by Borrower and each Guarantor: (i) are within its corporate powers; (ii) has been duly authorized by all necessary corporate and shareholder action; and (iii) is not in contravention of any provision of its certificate or articles of incorporation or other organizational documents.

               B. This Amendment has been duly executed and delivered by or on behalf of Borrower and each Guarantor.

               C. Each of this Amendment and the Credit Agreement constitutes a legal, valid and binding obligation of Borrower and each Guarantor enforceable against Borrower
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in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

               D. No Default (other than those waived pursuant hereto) has occurred and is continuing both before and after giving effect to this Amendment.

               E. No action, claim or proceeding is now pending or, to the knowledge of Borrower and each Guarantor, threatened against Borrower and each Guarantor, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any federal, state, or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators, which challenges Borrower's or any Guarantor's right, power, or competence to enter into this Amendment or, to the extent applicable, perform any of its obligations under this Amendment, the Credit Agreement or any other Loan Document, or the validity or enforceability of this Amendment, the Credit Agreement or any other Loan Document or any action taken under this Amendment, the Credit Agreement or any other Loan Document.

               F. The representations and warranties of Borrower and each Guarantor contained in the Credit Agreement and each other Loan Document shall be true and correct on and as of the Amendment Effective Date with the same effect as if such representations and warranties had been made on and as of such date, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date.

          5.   No Other Amendment/Waiver; Reservation of Rights.
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               A.   Except as expressly provided in Section 2 hereof, the Credit
Agreement shall be unmodified and shall continue to be in full force and effect in accordance with its terms. Except as expressly provided in Section 3 hereof, this Amendment shall not be deemed a waiver of any term or condition of any Loan Document and shall not be deemed to prejudice any right or rights which Lender may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

               B. Borrower and each Guarantor acknowledges that in accordance with Section 2.1(a)(vi) of the Credit Agreement Lender has no obligation to
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continue to make Overadvances, Working Capital Advances or Acquisition Loan
Advances or incur Letter of Credit Obligations under the Credit Agreement at any time that an Overadvance exists, and Lender may continue to make Overadvances, Working Capital Advances or Acquisition Loan Advances or incur Letter of Credit Obligations in the future, which Overadvances, Working Capital Advances or Acquisition Loan Advances or Letter of Credit Obligations are in Lender's sole and absolute discretion.
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          6.   Outstanding Indebtedness; Amendment of Claims. Borrower and each
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Guarantor hereby acknowledges and agrees that as of the date hereof the aggregate outstanding principal amount of the Working Capital Revolving Loan is $51,891,582.15 and the Acquisition Loan is $22,742,829.00, respectively. Borrower and each Guarantor hereby waives, releases, remises and forever discharges Lender and each other Indemnitee from any and all claims of any kind or character, known or unknown, which Borrower ever had, now has or might hereafter have against Lender which relates, directly or indirectly, to any acts or omissions of Lender or any other Indemnitee on or prior to the date hereof.

          7.   Expenses. Borrower hereby reconfirms its obligations pursuant to
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Section 8.1 of the Credit Agreement to pay and reimburse Lender for all reasonable out-of-pocket expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents and instruments delivered in connection herewith.

          8.   Effectiveness. This Amendment shall become effective as of the
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date hereof (the "Amendment Effective Date") only upon satisfaction in full in
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the judgment of the Lender of each of the following conditions on or prior to
August ___, 2001:


               A.   Amendment. Lender shall have received two original copies of
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this Amendment duly executed and delivered by Lender, Borrower and each
Guarantor.

               B.   Collateral Letter of Credit. Lender shall have received an
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original letter of credit issued by a financial institutional acceptable to
Lender, which letter of credit shall name Lender as beneficiary thereunder, shall be issued for a face amount of not less than $1,500,000 and shall otherwise be in form and substance acceptable to Lender in its sole discretion.

               C.   Representations and Warranties. The representations and
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warranties of Borrower and each Guarantor contained in this Amendment shall be true and correct on and as of the Amendment Effective Date.

               D.   Amendment and Restatement. On or before August 31, 2001,
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Borrower, Guarantors and Lender shall amend and restate the Credit Agreement (as amended by this Amendment) and the other Loan Documents, which shall be in form and substance acceptable to Lender, based upon and subject to the provisions of that certain Revised Summary of Proposed Terms and Conditions, dated July 31, 2001, as the same may further be amended, modified or supplemented from time to time by Lender, Borrower and Guarantors.

          9.   GOVERNING LAW. THIS WAIVER SHALL BE GOVERNED BY, AND INTERPRETED
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IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
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          10.  Counterparts. This Amendment may be executed by the parties
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hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.


                           (SIGNATURE PAGE FOLLOWS)
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                                             Borrower:
                                             --------

                                             BUTLER SERVICE GROUP, INC.

                                             By: /s/ Michel C. Hellriegel
                                                --------------------------------
                                             Name: Michael C. Hellriegel
                                             Title: Sr. VP - Finance


                                             Parent:

                                             BUTLER INTERNATIONAL, INC.

                                             By: /s/ Michel C. Hellriegel
                                                --------------------------------
                                             Name: Michael C. Hellriegel
                                             Title: Sr. VP - Finance


                                             Subsidiaries:

                                             BUTLER TECHNOLOGY SOLUTIONS, INC.

                                             By: /s/ Michel C. Hellriegel
                                                --------------------------------
                                             Name: Michael C. Hellriegel
                                             Title: Sr. VP - Finance

                                             BUTLER TELECOM, INC.

                                             By: /s/ Michel C. Hellriegel
                                                --------------------------------
                                             Name: Michael C. Hellriegel
                                             Title: Sr. VP - Finance

                                             BUTLER SERVICES, INC.

                                             By: /s/ Michel C. Hellriegel
                                                --------------------------------
                                             Name: Michael C. Hellriegel
                                             Title: Sr. VP - Finance


                                             DATA PERFORMANCE, INC.
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                                             By: /s/ Michel C. Hellriegel
                                                --------------------------------
                                             Name: Michael C. Hellriegel
                                             Title: Sr. VP - Finance

                                             Lender:
                                             ------

                                             GENERAL ELECTRIC CAPITAL
                                             CORPORATION

                                             By: /s/ Michael Lustbader
                                                --------------------------------
                                             Name: Michael Lustbader
                                             Title: Duly Authorized Signature